EXHIBIT 10 (iii) 24
                          ASSIGNMENT AND ASSUMPTION


                    EMPLOYMENT AGREEMENT WITH PAUL J. GANCI

      Reference is made to the employment agreement  ("Agreement")  between Paul
J. Ganci and Central Hudson Gas & Electric Corporation ("Central Hudson"). Central Hudson ("hereinafter 'Assignor') hereby assigns its Agreement with Paul
J. Ganci, pursuant to authorization of its Board of Directors by action taken on January 28, 2000, in the form attached hereto, to CH Energy Group, Inc. ("Assignee").

      Assignor and Assignee hereby agree as follows:

      Assignor hereby assigns all of its interest and obligations under said Agreement to Assignee and Assignee, pursuant to authorization of its Board of Directors by action taken on February 4, 2000, and pursuant to Section 11(c) of said Agreement, as successor corporation to substantially all of the business and/or assets of Assignor, hereby expressly assumes and agrees to perform, effective December 15, 1999, the Agreement in the same manner and to the same extent Assignor would be required to perform the Agreement if no such succession had taken place.

      Assignee also expressly and unconditionally assumes and agrees to perform, effective December 15, 1999, Assignor's obligations under Assignor's Change of Control Severance Policy and Plan ("Policy"), in the same manner and to the same extent Assignor would be required to perform under the Policy as if no such succession had taken place. References in said Agreement and the Policy to Assignor shall hereinafter be deemed references to Assignee.

                    CENTRAL HUDSON GAS & ELECTRIC CORPORATION


Dated:  As of December 15, 1999    By:   /s/  Carl E. Meyer
                                      ------------------------------------
                                  Name:  Carl E. Meyer
                                  Title: President and Chief Operating Officer



                        CH ENERGY GROUP, INC.


Dated:  As of December 15, 1999    By:   /s/  Paul J. Ganci
                                      ---------------------------------------
                                   Name:  Paul J. Ganci
                                   Title: Chairman of the Board, President and
                                          Chief Executive Officer


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